                                                                   EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

     In connection with the shareholder report of American Century Municipal
Trust (the "Registrant") on Form N-CSR for the period ending November 30, 2007
(the "Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

         (1)   The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  April 29, 2008

                                     /s/ Jonathan S. Thomas
                                     -------------------------------------
                                     Jonathan S. Thomas
                                     President
                                     (chief executive officer)

                                     /s/ Robert J. Leach
                                     -------------------------------------
                                     Robert J. Leach
                                     Vice President, Treasurer, and
                                     Chief Financial Officer
                                     (chief financial officer)